0 Investor Relations Presentation First Quarter 2012 (Published June 4, 2012) Exhibit 99.1

Safe Harbor Statement

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995).  Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”,
“intend”, “estimate”, “anticipate”, “believe”, “project”, “opportunity”, “target”, “goal”, “growing” and
“continue” or other words that relate to future events, as opposed to past or current events.  By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  These statements give Allison Transmission’s current expectation of future events or its future performance and do not relate directly to historical or current events or Allison Transmission’s historical or future performance.  As such, Allison Transmission’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-
looking statements will prove accurate or that any long-term financial goals will be realized. All forward-
looking statements included in this presentation speak only as of the date made, and Allison
Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.  In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein.  Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein.

Business Overview 2

Allison Transmission at a Glance
North
America
On-highway
35%
North
America
Off-highway
13%
Outside
North America
17%
Military
13%
Parts,
Support
Equipment
and Other
16%
Hybrid
Transit Bus
6%
LTM
(1)
Net Sales by End Market
(1)  LTM  3/31/2012.
LTM Net Sales: $2.2 billion
World’s largest manufacturer of fully-
automatic transmissions for medium-
and heavy-duty commercial vehicles
– 62% global market share of fully-automatic
transmissions
– Virtually no exposure to Class 8 line-haul
tractors
Allison is the premier fully-automatic
transmission brand
– Premium price component frequently
specified by end users
– Differentiated technology
Well positioned for revenue and earnings
growth
– Continued recovery in North America
– Further adoption outside North America
– Global off-highway growth opportunities
– Expanding addressable market

Allison Key Financial Highlights
(1)  LTM  3/31/2012.
(2)  Note: See appendix for comments regarding the presentation of non-GAAP financial information.
Strong Financial Profile
(2)
$501
$766
$712
$544
$617
34.1%
32.9%
32.0%
28.4%
26.4%
4.5%
2.8%
14.2%
14.1%
15.1%
17.5%
9.4%
8.0%
16.4%
17.2%
2008 2009 2010 2011 LTM
Adj. EBITDA Adj. EBITDA Margin
Adj. NI Margin Free Cash Flow (% of Net Sales)
($ in millions)
(1)
Strong, sustainable operating margins
Low capital expenditure requirements
Minimal cash income taxes / valuable U.S. tax shield ($0.9-1.1bn present value)
Positioned for long-term cash earnings growth

Allison Is a Premier Industrial Asset
Improved Margins and Low Capex Drive Strong Cash Flow Generation
Experienced Management Team
Premier Brand and End User Value Proposition
Multiple Organic Growth Opportunities
Global Market Leader
Diverse End Markets with Long-Standing OEM Customer Relationships
Technology Leadership - The Allison Advantage

The “de facto” standard in medium- and heavy-duty applications
–
Well established as standard in North America
Increasing presence in rapidly growing emerging markets (China and India) which today are predominantly manual
Virtually no exposure to more cyclical Class 8 line-haul tractors
Global On-Highway Fully-Automatic Share (1) North American Market Share (1)
Allison
~62%
Other (2)
~38%
Global Market Leader
(1)  2011 Units. Source: Allison management estimates and ACT research.
(2) Majority of “Other” volume is in North American Class 4-5 truck and European bus.
Substantially
All
Allison’s Core Addressable Market Expansion Market
42%
54%
80%
4%
46%
96%
68%
20%
58%
32%
100%
School Bus Motorhome Class 6-7 Truck Class 8
Straight Truck
Hybrid Bus Class 8 Metro
Allison Other Automatics AMT, Manual

HOW CAN YOU TELL THIS FREIGHTLINER IS OPTIMIZED?
Allison Transmission OPTIMIZED
LOOK FOR THIS.
When your new Freightliner is Allison Optimized you can be assured that it will deliver the best combination of power, performance, reliability and fuel economy. That's because it brings together the latest
Allison advancements and technical know-how, along with unprecedented integration with Freightliner. The result is a more productive, cost-effective, hard working truck for you. If it's not Allison, it's not optimized.
FREIGHTLINER
Run Smart
Allison Transmission
DRIVING TRANSMISSION TECHNOLOGY

Allison Is a Recognized and Respected Brand
The Allison brand is associated with:
–
High Quality
–
Reliability
–
Durability
–
Vocational Value and Expertise
–
Technological Leadership
–
Superior Customer Service
–
Attractive Total Lifecycle Value
90+ year history of providing high-
quality innovative products and
demonstrated value to end users
End Users Frequently Request Allison Transmissions by Name and Pay a Premium for Them

End User Value Proposition
Productivity (acceleration)
Maintenance Savings (life cycle
costs)
Fuel Efficiency
Driver Skillset / Wages
Training (time, cost)
Shift Quality
Safety
Residual Value
Low
High
Included in Vehicle Price $3,000 - $7,000 $3,000 - $11,000
Manual
Transmission
Automated
Manual
Transmission
(AMT)
Allison
(Fully-Automatic)
Relative
Customer
Value
Approximate Option Pricing
End Users are Willing to Pay a Premium Price for Allison
Allison Advantage

Technology Leadership – The Allison Advantage
Lower Vehicle Life Cycle Costs
Superior Performance
Proprietary and patented
technology developed over many
decades and 5.7 million units
Properly Matched to Selected Engine
Optimized for Intended Vocation
Customer
Benefits
Superior
Technology
Engine &
Vocation
Optimized
Generating
Pull-Through
Demand
Allison Advantage
Allison Advantage
Technology Differentiators
Allison transmissions employ complex software algorithms that are individually tailored to maximize end user performance in thousands of vocational duty cycles

Coca-Cola
PENSKE Truck Leasing
FritoLay
pepsi
ups
FedEx
Ryder

BAA
British Airport Authority

WINNEBAGO
THOR INDUSTRIES, INC.
PREVOST

WM WASTE MANAGEMENT
VEOLIA ENVIRONMENTAL SERVICES

First Student

BMCT
Beijing City Transit
New Delhi Transit

HALLIBURTON
JEREH
TEREX
BJ

Allison Hybrid

SEPTA
metro
King County METRO

Allison Transmission

Distribution
Emergency
Vehicle
Motorhome
Rugged Duty
School Bus /
Shuttle Bus
Transit Bus
End Market & Vocation Overview
Global On-Highway
Military
Sample Vocations Select End Users
Select End Users
North America Hybrid Transit Bus
Select End Users
Beijing City
Transit
New Delhi
Transit
Global Off-Highway
Select End Users
Parts, Support Equipment and
Other

North America

PACCAR
NAVISTAR®
BLUE BIRD
SPARTAN
Mack
OSHKOSH
AUTOCAR
FREIGHTLINER
Pierce

GILLIG
NEW FLYER
Orion
ElDorado National
MOTOR COACH INDUSTRIES

HITACHI
PACCAR
Schlumberger
HALLIBURTON
BJ

Outside North America

DAIMLER
KING LONG
RENAULT TRUCKS
Optare
MAN
SCANIA
SOLARIS
HINO
DAF
VOLVO
陕汽重卡
VANHOOL
TATA
DFM 东风汽车公司 DONGFENG MOTOR CORPORATION

BELAZ
BELL
beml NEW FRONTIERS. NEW DREAMS
Atlas Copco
NHL
JEREH
TEREX

Military

NAVISTAR®
BAE SYSTEMS
OSHKOSH
GENERAL DYNAMICS

Allison Transmission

OEMs Rely on Allison for Fully-Automatic Transmissions
On-Highway
Hybrid
Transit Bus
Off-Highway
On-Highway
Off-Highway
U.S. Government
Medium- and
Heavy-
Tactical
Over 45 Year Relationship with Many Industry-Leading OEMs

2008
Today
2012
(1)
Net Sales
Adj. EBITDA
% Margin
Adj. Net Income
$2,061mm
$544mm
26.4%
$93mm
$2,248mm
$766mm
34.1%
$339mm
+9.0%
+40.8%
+770bps
+265.2%
Despite cyclical low industry
volumes, significant improvement in
EBITDA margin and Adjusted Net
Income
Employees
UAW Contract
UAW Wage
Structure
3,300
Part of GM
Single-Tier
2,800
Allison Only
Multi-Tier
(15.2%) 2009 Hourly buyout plan reduced
headcount by ~25%, positioning the
company to replace Tier I with Tier II
workers and realize operating
leverage
Technology Focus Enhance Existing
Products
New, More Fuel
Efficient Technologies
Investing in the development of next
generation technologies
Note: See appendix for comments regarding the presentation of non-GAAP financial information.
(1)  LTM 3/31/2012
Premier Industrial Asset Financial Profile Resulting from
Experienced Management and Execution
(1)
Net Debt Reduction of More Than $1.2   Billion Since Acquisition in August 2007

40%
30%
20%
10%
0%
Allison
Roper
Graco
Sensata
Gentex
Pall
Rockwell
Donaldson
WABCO
Parker Hannifin
Cummins
Eaton

40%
30%
20%
10%
0%
Allison
Roper
Graco
Sensata
Rockwell
Pall
Donaldson
Parker Hannifin
Gentex
WABCO
Cummins
Eaton

Allison Transmission

Premier Industrial Asset
(2)
(2)
EBITDA Margin
(1)
EBITDA – CapEx Margin
(1)
(1)  The LTM period and LTM EBITDA, which excludes non-recurring or one-time items as designated by each entity, are based on information available in the entity’s most recent quarterly or annual report as of 4/30/2012. EBITDA included above may not be consistent with such entity’s reported EBITDA or Adjusted EBITDA, if available.
(2)  Represents Adjusted LTM EBITDA and Adjusted LTM EBITDA less capex (excluding non-recurring capex related to non-North American manufacturing expansion and new product-related capex) as of 3/31/2012.
See appendix for comments regarding the presentation of non-GAAP information.

Multiple Organic Growth Opportunities
Benefit from Developed Markets Recovery
Increase Penetration of Fully Automatic Transmissions
Accelerate Adoption in Emerging Markets
Capitalize on Rising Demand for Energy and Commodities
Continue New Technology and Product Development
Increase Share in Underserved Markets

(1)  Source: ACT Research, May 2012.  Includes Class 4-7 Truck and Bus (Excluding Transit and Coach) and Class 8 Straight Truck.
Cyclical Recovery in Developed On-Highway Markets
North America Production in Allison’s Core
Addressable Market (units in 000s)
(1)
Growth opportunity driven by continued
cyclical recovery in core North American
market (~34% of 2011 sales)
Production has rebounded from cyclical
lows and growth is expected
Allison’s growth is supported by pent up
demand from deferred purchases
Continued demand for fuel efficient
vehicles to provide incremental growth
Note: Excludes Class 8 line-haul units.

1998 – 2008
337
274
427
151
178
234
247
283
303
Avg. Min
(2003)
Max
(2006)
2009 2010 2011 2012e 2013e 2014e

Other
26%
74%
Fully-
Automatic

Fully-
Automatic
5%
95%
Other

Increase Penetration of Fully-Automatic Transmissions
Global Penetration of Fully-Automatic Transmissions
Non-North America (2)
North America (1)
2011
Source: Allison Management.
(1)  Includes Class 4-7 trucks, Class 8 straight trucks, buses (school, conventional transit, shuttle and coach) and motorhomes.
(2)  Includes medium- and heavy-duty commercial vehicles.
Low penetration in markets
outside North America
presents a significant growth
opportunity
2011
Ongoing need for productivity
improvements
Better acceleration and trip times allow
increased miles and revenue
Improved fuel efficiency as a function of
work performed
More vehicle uptime
Focus on reducing life-cycle costs
Lower maintenance expense
Improved fuel efficiency
Increased vehicle residual value
Micro / demographic trends
Easier to operate – increases pool of
qualified drivers
Less driver training and turnover
Safety factors
Allison has significantly
increased market share in
North America

Increasing Adoption in Emerging Markets –
China Case Study
Allison’s China Truck Vocational Focus
2004 - 2006
2007 - 2009 2010+
Fire and Emergency
Oil Field
Crane Carrier Construction / Dump
Airport Services
Terminal Tractor
Refuse
Allison’s Cumulative China Truck OEM Releases
(1)
Allison is the #1 supplier of fully-
automatic transmissions in China as a
result of targeting specific vocations
Substantial installed base of over 35,000
transmissions in China
Secular growth due to low penetration
Allison’s existing bus presence serves as
entry point for incremental penetration
Significant growth opportunities by
targeting a wide range of vocational
applications
Government emphasis on equipment
modernization for mining, rescue operations,
school buses and other applications
Construction and oil field sector
(1) Source: Allison.

22
53
72
2008 2009 2010 2011

Global Off-Highway Growth Opportunities
LTM
(1)
Allison Global Off-Highway Sales
Hydraulic Fracturing Activity
NA
29%
ROW
71%
Total Recoverable Shale Gas (4) Current Activity (3)
NA
88%
(2) Source: Spears & Associates, January 2012.
(3) Source: U.S. Energy Information Administration, April 2011.
ROW
12%
Energy Sectors
14% of total sales
(1)
Considerable end market cyclicality
Multiple opportunities in exploration, fracturing and
oil and gas support
Mining and Construction
3% of total sales
(1)
NA, Europe, Middle East, Africa and China
Increasing global demand for commodities
Increasing urbanization in emerging markets

Non-NA Energy
7%
Non-NA Hauling
13%
NA Hauling
1%
NA Energy
59%
2012 LTM Global Off-Highway Sales: $485 million (21% of total sales)
Parts, Support
Equipment and
Other
20%
(1) Excluding replacement parts.
(2) LTM 3/31/2012.

TRACTOR SERIES TC10

THE GAME
CHANGER

Allison
Hybrid
Sacrifice Nothing

Allison Transmission

New Product Development
Hybrid Commercial Vehicle Class 8 Metro
Developing a ten-speed fully-automatic
transmission targeted at Class 8 tractors serving
urban markets
– Large, addressable market size of ~60k units
– Historically a “manual” market under
addressed by Allison’s fully-automatic
product portfolio
Currently being tested by customers
Leading development of first fully-automatic hybrid
truck transmission for the Class 6-7 market
Awarded $62.8 million U.S. Department of Energy
cost-share grant for hybrid development
– Fuel economy improvements of ~25%-35%
– Target Vocations: Refuse, Pick-Up &
Delivery/Distribution, Utility and Shuttle Bus
Average Annual Spend over $110 Million in Product-Related Research and Development Since Acquisition

Well Positioned to Gain Share in Underserved Markets
Core Addressable Market Underserved
Note: Analysis excludes Allison’s Transit/Coach Bus and Hybrid Transit Bus Segments.
Source: Allison and ACT Research.
Underserved
“Metro” is a term for tractors that are used
primarily in urban environments, which
represent ~30% of the Class 8 tractor
market between 1998 and 2011; target
market for the TC10 transmission
Historically, this market has been dominated by
Ford and GM who offered their own light-
duty/uprated automotive transmissions
GM exited Medium-Duty truck market in
2009
North America
Class 1-3 Class 4-5 Motor Home School Bus Class 6-7
Class 8
Straight
Class 8
Metro
Class 8
Linehaul
Vehicles
Weight
(000s of lbs)
< 14 lbs 14 – 19 lbs 16 – 33 lbs 16 – 33 lbs 19 – 33 lbs 33 lbs+ 33 lbs+ 33 lbs+
2011 Industry
Units Produced
5,239,866 59,080 12,255 23,230 72,147 61,611 60,806 132,844
2011 Allison
Share
0% 13% 42% 99% 68% 54% 4% 0%

Financial Overview 21

Allison Financial Highlights
Note: See appendix for comments regarding the presentation of non-GAAP information.
(1) LTM  3/31/2012
(2) 2.6% excluding non-North American manufacturing expansion and new product related.
Strong, sustainable operating margins
– End markets diversity
– Premium vocational pricing model
– Cost controls and productivity improvement
– Multi-Tier UAW wage and benefits structure
Low capital expenditure requirements
– Maintenance capital spending ~$55mm/year
Minimal cash income taxes / valuable U.S. tax shield
($0.9-1.1bn present value)
Positioned for long-term cash earnings growth
– Multiple growth opportunities
– De-leveraging
Strong free cash flow supports $0.06 per share
quarterly dividend
LTM
(1)
Financial Metrics
5.4%
34.1%
44.9%
15.1%
0.3%
17.5%
Cash Income
Taxes (% of
sales)
Capex (% of
sales)
Adj Net Income
Margin
Free Cash Flow
(% of Sales)
EBITDA Margin
Gross Margin
(2)

Strong Financial Profile
Financial Summary
Significant sales growth since the
2009 trough
Resiliency through the downturn,
evidenced by increasing EBITDA
margins and strong free cash flow
generation
Continued investments in global
commercial capabilities, new product
development and low-cost country
manufacturing
Strong free cash flow driven by high
margins, low maintenance capex,
and de minimis cash income taxes
In $ millions Annual Quarterly
2008 2009 2010 2011 1Q 2011 1Q 2012
Net Sales $2,061 $1,767 $1,926 $2,163 $517 $602
% Growth (5.2%) (14.3%) 9.0% 12.3% 9.1% 16.4%
Adjusted EBITDA 544 501 617 712 169 223
% Margin 26.4% 28.4% 32.0% 32.9% 32.7% 37.0%
Effective Cash Tax Rate
(2)
NM NM 2.7% 3.9% 2.9% 3.5%
Adjusted Net Income 93 50 274 305 111 144
% of Net Sales 4.5% 2.8% 14.2% 14.1% 21.5% 23.9%
Total CapEx 75 88 74 97 12 36
% of Net Sales 3.7% 5.0% 3.8% 4.5% 2.1% 5.9%
Free cash flow
(3,4,5)
193 142 315 372 98 120
% of Net Sales 9.4% 10.4% 16.4% 17.2% 19.0% 19.9%
Note: See appendix for comments regarding the presentation of non-GAAP measures.
(1)
LTM 03/31/2012
(2)
Effective cash tax rate defined as cash income taxes divided by income (loss) before taxes.
(3)
Based on operating cash flow less capex.
(4)
2009 free cash flow adjusted for non-recurring activity of: (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge $51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.
(5)
2011 free cash flow adjusted for non-recurring activity of:  Fee to terminate services agreement with Sponsors $16

Sustainable Margins with Further Enhancement Opportunities

International Manufacturing
India (~$107mm total investment; ~$7mm remaining
(1)
)
–
New facility constructed to better serve Asia-Pacific
–
Phase I: In-source component manufacturing (Q3 2010)
–
Phase II: Assembly of 1000/2000 Series (Q3 2012)
Hungary (~$17mm total investment
(1)
)
–
Relocate assembly of 3000/4000 Series (Q2 2011)
~90% of 2011 N.A. On-Highway Unit Volume was covered by long-
term customer supply agreements
Workforce Optimization (cost/employee)
Hours Per Unit continue to decline
Source: Allison.
(1)  As of 3/31/2012.
~30% of total
UAW workforce
Manufacturing Efficiencies (hours/unit) Long-Term Customer Supply Agreements
~90%
Significant savings driven by retirement of Tier I workers; 800 hourly employees are retirement eligible (~53% of workforce)
1000/2000 Series 3000 Series 4000 Series
2005 2011
Tier I Tier II

Significant Cash Flow Generation
$4,204
$3,753
$3,721
$3,419
$3,065
$2,981
6.9x
7.4x
5.5x
4.3x
3.9x
At
Acquisition
2008 2009 2010 2011 LTM
Free Cash Flow Generation
(1)
Net Debt
(2)
$378
$81
$61
$16
$315
$142
$193
$372
$394
9.4%
17.2%
17.5%
16.4%
8.0%
2008 2009 2010 2011 LTM
Free Cash Flow Certain Non-Recurring Activity
% of Sales
($ in millions) ($ in millions)
(3,4)
Note: See appendix for comments regarding the presentation of non-GAAP measures.
Net debt reduction of more than $1.2 bn since acquisition
(6)
(5)
(5)
(1)
Free cash flow defined as cash flow from operations less capex.
(2)
Net debt defined as total debt minus cash and cash equivalents.
(3)
2009 free cash flow adjusted for certain non-recurring activity of (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge $51 million, (c)
accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.
(4)
LTM free cash flow adjusted for certain non-recurring activity:  1Q 2012 Fee to terminate services agreement with sponsors $16
(5)
LTM 3/31/2012
(6)
Represents debt reduction through 3/31/2012.

Income Tax Attributes
Carlyle and Onex acquired Allison from General Motors in August 2007
– Asset deal structure
– Step-up in basis for U.S. federal income tax purposes
As of 12/31/2011 Allison had $3.3bn of unamortized intangible assets
–
Expect annual U.S. federal income tax deductions of $315mm through 2021 and
$183mm in 2022
Net operating loss carryforward of $382mm as of 12/31/2011
Income Tax attributes overview
(1) Assuming continued profitability and no limitations at an assumed 38.5% federal and state tax rate.
(2) Calculated at a 35.0% federal tax rate on the $382mm of federal NOL carryforward balance as of 12/31/2011.
(3) Based on annual discount rate of 5-10%; includes both amortization of intangibles and federal NOL’s (contingent on timing of taxable income).
Results in present value tax savings of $900-$1,100mm
(3)
($ millions) Total 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Annual tax amortization $3,333 $315 $315 $315 $315 $315 $315 $315 $315 $315 $315 $183
Cash tax savings
1
1,283 121 121 121 121 121 121 121 121 121 121 70
Cash tax savings of NOLs
2
134
Grand total $1,417

Summary / Guidance / Q&A 27

Strategic Priorities
Expand global market leadership
–
Capitalize on continued market recovery
–
New vocational offerings
Emerging markets penetration
–
Vocational ladder strategy
–
Increase number of vehicle releases
Continued focus on new technologies and product development
–
Address markets adjacent to core
–
Advanced fuel efficient technologies
Deliver strong financial results
–
Earnings growth and cash flow generation
–
Focus on continued margin enhancement

Full Year 2012 Guidance
Guidance Commentary on Full Year
Net Sales Growth from 2011 5 to 7 percent
Assumes year over year growth in global on-
highway and Outside North America off-highway
end markets partially offset by year over year
reductions in North America off-highway, tracked
military products and North America hybrid-
propulsion systems for transit bus end markets
Adjusted EBITDA %
(1)
33.5 to 34.5 percent Driven by sales mix and volume timing
CapEx
($ in millions)
Maintenance
New Facilities
New Product Programs
$55 to $60
$25 to $30
$30 to $40
New facilities and product programs subject to
timely completion of development and sourcing
milestones
Cash Income Taxes ($ in millions)
$10 to $15
U.S. income tax shield and net operating loss
utilization
Note: See appendix for comments regarding the presentation of non-GAAP information.

Appendix: Non-GAAP Financial Information 30

Non-GAAP Financial Information
We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income (loss), interest expense, net, income tax expense, trade name impairment and amortization of intangible assets, less cash interest expense, net and cash income taxes. Adjusted EBITDA is calculated as the sum of
Adjusted net income, cash interest expense, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior Secured Credit Facility and as further described below. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash taxes paid rather than our tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition
Transaction. We use Adjusted EBITDA and Adjusted EBITDA margin to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash and free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA margin, adjusted free cash flow and free cash flow as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Non-GAAP Reconciliations
(1 of 2)

Adjusted Net Income and Adjusted EBITDA Reconciliation
(1) Includes charges or income related to legacy employee benefits, shared income with General Motors, benefit plan adjustments, transitional costs to establish
Allison as a stand-alone entity, pension curtailment adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.
$ in millions
Last twelve
months ended
March 31,
2008 2009 2010 2011 2011 2012 2012
Net (Loss) Income ($328.1) ($323.9) $29.6 $103.0 $36.9 $58.0 $124.1
plus:
Interest expense, net                          385.9 234.2 277.5 217.3 49.6 40.7 208.4
Cash interest expense, net                     (334.2) (242.5) (239.1) (208.6) (29.9) (36.1) (214.8)
Income tax expense                          37.1 41.4 53.7 47.6 18.0 25.2 54.8
Cash income taxes                           (4.3) (5.5) (2.2) (5.8) (1.6) (2.9) (7.1)
Fee to terminate services agreement with Sponsors — — — — — 16.0 16.0
Initial public offering expenses — — — — — 5.7 5.7
Trade name impairment                       179.8 190.0 — — — — —
Amortization of intangible assets                156.5 155.9 154.2 151.9 38.0 37.5 151.4
Adjusted Net Income                           $92.7 $49.6 $273.7 $305.4 $111.0 $144.1 $338.5
Cash interest expense, net                     334.2 242.5 239.1 208.6 29.9 36.1 214.8
Cash income taxes                           4.3 5.5 2.2 5.8 1.6 2.9 7.1
Depreciation of property, plant and equipment     106.6 105.9 99.6 103.8 25.7 24.6 102.7
Loss on repurchases of long-term debt — — — — — 13.5 13.5
Premiums and expenses on tender offer of long-term debt — — — 56.9 — — 56.9
Dual power inverter module extended coverage 2.2 11.4 (1.9) — — — —
(Gain) / loss on repurchases of long-term debt (21.0) (8.9) (3.3) 16.0 — — 16.0
Unrealized (gain) loss on hedge contracts — (5.8) 0.1 6.8 (1.6) (0.7) 7.7
Reduction of supply contract liability — — (3.4) — — — —
Restructuring charges 15.7 47.9 — — — — —
Other, net
(1)
9.3 53.2 10.9 8.6 2.7 2.5 8.4
Adjusted EBITDA                            $544.0 $501.3 $617.0 $711.9 $169.3 $223.0 $765.6
Net Sales                                     $2,061.4 $1,766.7 $1,926.3 $2,162.8 $517.0 $601.9 $2,247.7
Adjusted EBITDA Margin                26.4% 28.4% 32.0% 32.9% 32.7% 37.0% 34.1%
For the year ended December 31,
Three months ended
March 31,

$ in millions
Last twelve
months ended
March 31,
2008 2009 2010 2011 2011 2012 2012
Net Cash Provided by Operating Activities
$268.1 $168.7 $388.9 $469.2 $109.9 $139.6 $498.9
(Deductions) or Additions:
Long-lived assets (75.3) (88.2) (73.8) (96.9) (11.6) (35.7) (121.0)
Fee to terminate services agreement with Sponsors — — — — — 16.0 16.0
Non-Recurring Activity
(1)
— 61.0 — — — — —
Adjusted Free Cash Flow $192.8 $141.5 $315.1 $372.3 $98.3 $119.9 $393.9
Net Sales                                     $2,061.4 $1,766.7 $1,926.3 $2,162.8 $517.0 $601.9 $2,247.7
Adjusted Free Cash Flow (% to Net Sales) 9.4% 8.0% 16.4% 17.2% 19.0% 19.9% 17.5%
For the year ended December 31,
Three months
ended
March 31,
Non-GAAP Reconciliations
(2 of 2)

Adjusted Free Cash Flow
(1) 2009 adjusted for certain non-recurring activity: (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge $51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.

Key Definitions 34

Key Definitions
Types of Transmissions
Fully-automatic transmission Utilize technology that smoothly shifts gears without power
interruption
Automated manual transmission Manual transmissions that feature automated operation of the
disconnect clutch with power
interruption
Manual transmission Utilize a disconnect clutch with
power interruption
Most prevalent transmission type
used in North America Class 8
tractors and in medium and heavy-
duty commercial vehicles outside
North America

End Markets North America Outside North America
On-Highway On-Highway
Off-Highway Off-Highway
Hybrid Transit Bus
Military
Service Parts, Support Equipment
and Other
Service Parts, Support Equipment
and Other

End Markets – North America
(1 of 2)
On-Highway
Trucks Classes Vocation
Class 4-5 - Medium duty
Class 6-7 - Heavy duty
Lease and rental
Emergency - ambulance, fire, rescue
Distribution - logistics, parcel delivery
Airport operations
Refuse
Utilities
Class 8
Straight
Metro Tractor
Tractor
Refuse
Distribution
Emergency - fire
Construction
Transport cargo (dock spotters)
Distribution
Line haul
Buses Buses School
Transit:
Conventional (urban)
Shuttle (airport)
Coach (long distance)
Motorhomes Type A - large (gasoline and diesel)

Hybrid Transit Bus
Buses and shuttle buses Public transit

Off-Highway
Vehicle Vocation
Well-stimulation equipment (stationary and mobile)
Pumping equipment, Well servicing rigs
Rigid dump trucks
Underground trucks
Heavy haul tractor trailer trucks
Specialty vehicles
Airport crash trucks (large fire trucks)
Energy
Mining
Construction / Specialty

End Markets – North America
(2 of 2)
Military
Medium- and heavy- tactical wheeled platforms Armored security vehicle (ASV)
Family of medium tactical vehicles (FMTV)
Heavy expanded mobility tactical truck (HEMTT)
Heavy equipment transporter (HET)
Logistic vehicle system replacement (LVSR)
Mine resistant ambush protected (MRAP)
Palletized load system (PLS)
M900 family of vehicles
Stryker
Tracked combat platforms Abrams Tank
M113
Service Parts, Support
Equipment and Other
Service parts, support equipment, remanufactured
transmissions, fluids

End Markets – Outside North America
(1 of 2)
On-Highway
Trucks Classes Vocation
3.5 – 7.5 tonnes
7.5 – 16 tonnes
Commercial – lease and rental
Emergency – ambulance, fire,
rescue
Distribution – logistics, parcel
delivery
Airport operations
Refuse
Utilities
Greater than 16 tonnes
Straight Truck
Metro Tractor
Refuse
Distribution
Emergency – fire
Transport cargo (dock spotters)
Specialty vehicles (crane carriers)
Construction
Distribution
Buses Buses School
Transit:
Conventional (urban)
Shuttle (airport)
Coach (long distance)

Off-Highway
Vehicle Vocation
Well stimulation equipment (stationary and
mobile)
Rigid dump trucks
Underground trucks
Heavy haul tractor trailer trucks
Specialty vehicles
Airport crash trucks (large fire trucks)
Energy
Mining
Construction / Specialty

End Markets – Outside North America
(2 of 2)
Service Parts, Support
Equipment and Other
Service parts, support equipment,
remanufactured transmissions, fluids